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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Acetex Corporation


We consent to the use of our reports dated February 7, 2003 incorporated herein by reference or included herein, and to the reference to our firm under the heading "Experts" in the prospectus.




(Signed) "KPMG LLP"
Vancouver, Canada
November 12, 2003